Leonard E. Neilson
                                 ATTORNEY AT LAW
                            8160 South Highland Drive
                                    Suite 209
                                Sandy, Utah 84093
Phone:  (801) 733-0800                                      Fax:  (801) 733-0808

                                  July 6, 2001



Securities and Exchange Commission
Office of Document Control
450 Fifth Street N.W.
Washington, D.C. 20549

Via EdgarLink

         Re:      Ammonia Hold, Inc.
                  File No.  333-29903
                  Form 8-K

To Whom It May Concern:

         Please find herewith Form 8-K reporting current events of Ammonia Hold, Inc. as of June 26, 2001.

         Please direct all correspondences concerning this filing and Ammonia Hold, Inc. to this office.

                                             Yours truly,



                                             By: /s/ Leonard E. Neilson
                                             --------------------------
                                                     Leonard E. Neilson
:ae
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